                          First Supplemental Indenture

                            dated as of May 18, 1999


                                with respect to:

                      13-1/4% FIRST MORTGAGE NOTES DUE 2004
                                    INDENTURE

                            Dated as of June 5, 1996

                             ARGOSY GAMING COMPANY,
                                    as Issuer

                          THE GUARANTORS NAMED THEREIN

                           BANK ONE TRUST COMPANY, NA,
             as successor Trustee to First National Bank of Commerce

     FIRST SUPPLEMENTAL INDENTURE dated as of May 18, 1999 (this "Supplemental Indenture") between ARGOSY GAMING COMPANY, a Delaware corporation (the "Company"), ALTON GAMING COMPANY, an Illinois corporation, ARGOSY OF LOUISIANA, INC., a Louisiana corporation, CATFISH QUEEN PARTNERSHIP IN COMMENDAM, a Louisiana partnership, THE INDIANA GAMING COMPANY, an Indiana corporation, IOWA GAMING COMPANY, an Iowa corporation, JAZZ ENTERPRISES, INC., a Louisiana corporation, THE MISSOURI GAMING COMPANY, a Missouri corporation and THE ST. LOUIS GAMING COMPANY, a Missouri corporation, as Guarantors (the "Guarantors") and BANK ONE TRUST COMPANY, NA, a national banking association organized under the laws of the United States, as trustee (the "Trustee") for the securities issued under the Indenture dated as of June 5, 1996 (the "Indenture") among the Company, the Guarantors and the Trustee, as successor trustee to First National Bank of Commerce.

                                    RECITALS

         A. Pursuant to and in accordance with the terms of the Indenture dated as of June 5, 1996, the Company established and issued debt securities denominated as the "13-1/4% First Mortgage Notes due 2004" (the "Notes") and entered into the related security documents (the "Security Documents"). Notes in the aggregate principal amount of $234,976,000 are outstanding on the date of this Supplemental Indenture.

         B. In accordance with Section 10.2 of the Indenture, the Company has obtained the written consent of the holders of Notes representing not less than 85% in principal amount of the outstanding Notes to certain amendments to the Indenture and Security Documents.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                   AGREEMENTS

     Section 1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

     Section 2. CONDITION TO EFFECTIVENESS, OPERATIVE DATE. This
Supplemental Indenture shall become effective as of the date hereof. The terms of this Supplemental Indenture will become operative only upon acceptance by the Company for payment of tendered Notes pursuant to the terms of the Company's Offer to Purchase and Consent Solicitation Statement dated May 5, 1999, as such offer may be amended from time to time. The date that this Supplemental Indenture becomes operative shall be denominated herein as the "Operative Date."

         Section 3. AMENDMENT TO INDENTURE.

         (a) The Indenture is hereby amended by deleting therefrom the following provisions in their entirety:

     ------------------------- -------------------------------------------------
     EXISTING SECTION NUMBER   CAPTION
     ------------------------- -------------------------------------------------
     Section 5.3               Limitation on Restricted Payments
     ------------------------- -------------------------------------------------
     Section 5.5               Payment of Taxes and Other Claims
     ------------------------- -------------------------------------------------
     Section 5.6               Maintenance of Insurance
     ------------------------- -------------------------------------------------
     Section 5.8               Reports
     ------------------------- -------------------------------------------------
     Section 5.9               Waiver of Stay, Extension or Usury Laws
     ------------------------- -------------------------------------------------
     Section 5.10              Limitation on Transactions with Affiliates
     ------------------------- -------------------------------------------------
     Section 5.11              Limitation on Incurrence of Additional
                               Indebtedness and Disqualified Capital Stock
     ------------------------- -------------------------------------------------
     Section 5.12              Limitation on Dividends and Other Payment
                               Restrictions Affecting Subsidiaries
     ------------------------- -------------------------------------------------
     Section 5.13              Limitation on Liens Securing Indebtedness
     ------------------------- -------------------------------------------------
     Section 5.14              Limitation on Sale of Assets and Subsidiary Stock
     ------------------------- -------------------------------------------------
     Section 5.15              Limitation on Use of Proceeds
     ------------------------- -------------------------------------------------
     Section 5.16              Repurchase of Notes on Certain Project Delays
     ------------------------- -------------------------------------------------
     Section 5.17              Repurchase of Notes in Connection with Sale of
                               Lawrenceburg Interest
     ------------------------- -------------------------------------------------
     Section 5.18              Repurchase of Notes in Connection with
                               Repayment of Lawrenceburg Investment
     ------------------------- -------------------------------------------------
     Section 5.19              Repurchase of Notes on Loss of Material Casino
     ------------------------ --------------------------------------------------
     Section 5.20              Limitation on Activities of The Indiana
                               Gaming Company and Indiana Gaming L.P.
     ------------------------- -------------------------------------------------
     Section 5.21              Limitation on Lines of Business
     ------------------------- -------------------------------------------------
     Section 5.22              Limitation on Status as Investment Company
     ------------------------- -------------------------------------------------
     Section 5.23              Future Subsidiary Guarantors
     ------------------------- -------------------------------------------------
     Section 5.24              Rule 144A Information Requirement;
     ------------------------- -------------------------------------------------
     Section 6.1               Limitation on Merger, Sale or Consolidation
     ------------------------- -------------------------------------------------
     Section 13.1              Guarantee
     ------------------------- -------------------------------------------------
     Section 13.2              Execution and Delivery of Guarantee
     ------------------------- -------------------------------------------------
     Section 13.3              Certain Bankruptcy Events
     ------------------------- -------------------------------------------------
     Section 13.4              Release of Guarantee
     ------------------------- -------------------------------------------------
     Section 13.5              Future Guarantors
     ------------------------- -------------------------------------------------

         (b) The Indenture is hereby amended by deleting therefrom subsections
(b) and (c) of Section 5.7 captioned "Compliance Certificate; Notice of
Default."

         (c) The Indenture is hereby amended by deleting therefrom subsections
(6), (7) and (9) of Section 7.1 captioned "Events of Default."

         (d) Each of the following provisions of the Indenture is hereby renumbered as indicated below:

------------------------ -------------------- ----------------------------------
EXISTING SECTION NUMBER  NEW SECTION NUMBER   CAPTION
------------------------ -------------------- ----------------------------------
5.4                      5.3                  Corporate Existence
------------------------ -------------------- ----------------------------------
5.7                      5.4                  Compliance Certificate; Notice of
                                              Default"
------------------------ -------------------- ----------------------------------
7.1(8)                   7.1(6)
------------------------ -------------------- ----------------------------------
14.1                     13.1                 TIA Controls
------------------------ -------------------- ----------------------------------
14.2                     13.2                 Notices
------------------------ -------------------- ----------------------------------
14.3                     13.3                 Communications by Holders with
                                              Other Holders
------------------------ -------------------- ----------------------------------
14.4                     13.4                 Certificate and Opinion as to
                                              Conditions Precedent
------------------------ -------------------- ----------------------------------
14.5                     13.5                 Statements Required in Certificate
                                              or Opinion
------------------------ -------------------- ----------------------------------
14.6                     13.6                 Rules by Trustee, Paying Agent,
                                              Registrar
------------------------ -------------------- ----------------------------------
14.7                     13.7                 Legal Holidays
------------------------ -------------------- ----------------------------------
14.8                     13.8                 Governing Law
------------------------ -------------------- ----------------------------------
14.9                     13.9                 No Adverse Interpretation of Other
                                              Agreements
------------------------ -------------------- ----------------------------------
14.10                    13.10                No Recourse against Others
------------------------ -------------------- ----------------------------------
14.11                    13.11                Successors
------------------------ -------------------- ----------------------------------
14.12                    13.12                Duplicate Originals
------------------------ -------------------- ----------------------------------
14.13                    13.13                Severability
------------------------ -------------------- ----------------------------------
14.14                    13.14                Table of Contents, Headings, Etc.
------------------------ -------------------- ----------------------------------

         (e) Any definitions used exclusively in the deleted provisions of the Indenture set forth in paragraphs (a), (b) and (c) of this Section 3 are hereby deleted in their entirety from the Indenture.

         Section 4. CONSENT TO CREATION OF ADDITIONAL LIENS. In accordance with
Section 10.2 of the Indenture, the Trustee hereby consents to the creation of additional liens on the collateral securing the Company's obligations under the Notes in favor of the lenders under the Company's contemplated new credit facility.

         Section 5. EFFECTIVE DATE AND OPERATIVE DATE OF THIS SUPPLEMENTAL INDENTURE. This Supplemental Indenture shall be effective as of the date hereof and shall be operative as of the Operative Date.

         Section 6. INDENTURE RATIFIED. Except as hereby otherwise expressly provided, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         Section 7. COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 8. SUPPLEMENTAL INDENTURE IS AN AMENDMENT TO INDENTURE. This Supplemental Indenture is an amendment to the Indenture. The Indenture and this Supplemental Indenture shall be read together from and after the Operative Date.

         Section 9. GOVERNING LAW. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.


                                    ARGOSY GAMING COMPANY, as Issuer


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    ALTON GAMING COMPANY, as Guarantor


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    ARGOSY OF LOUISIANA, INC., as Guarantor


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    CATFISH QUEEN PARTNERSHIP
                                     IN COMMENDAM, as Guarantor


                                    By:   ARGOSY OF LOUISIANA, INC.,
                                          its General Partner


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    THE INDIANA GAMING COMPANY, as Guarantor


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    IOWA GAMING COMPANY, as Guarantor


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    JAZZ ENTERPRISES, INC. , as Guarantor


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    THE MISSOURI GAMING COMPANY, as Guarantor


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    THE ST. LOUIS GAMING COMPANY, as Guarantor


                                    By:  /s/ James B. Perry
                                         ----------------------------------
                                         Name: James B. Perry
                                         Title: President and Chief Executive
                                                Officer

                                    BANK ONE TRUST COMPANY, NA, as Trustee


                                    By:  /s/ Denis L. Milliner
                                         ----------------------------------
                                         Name: Denis L. Milliner
                                         Title: Vice President and Trust
                                                Officer